                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated February 1, 2000, (2000-1), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 16, 2000 to September 15, 2000 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 27th day of September, 2000.

                                       CONSECO FINANCE CORP.


                                       BY: /s/ Phyllis A. Knight
                                           ---------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                                                                   SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Sep-00
                      CUSIP NO.#20847Q-BK3, BL1, BM9, BN7, BP2, BQ0, BR8,BS6,BT4
                                                        TRUST ACCOUNT #3338029-0
                                                      REMITTANCE DATE 10/02/2000

                                                                                         Total $                 Per $1,000
                                                                                          Amount                  Original
                                                                                      --------------           --------------

CLASS A CERTIFICATES
--------------------------------------
 (1a)   Amount available( including Monthly Servicing Fee)                             12,125,561.24
                                                                                      --------------
  (b)   Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn for prior Remittance Date                          0.00
                                                                                      --------------
  (c)   Amount Available after giving effect to withdrawal of Class M-1 Interest
        Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
        Remittance Date                                                                12,125,561.24
                                                                                      --------------
  (d)   Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                       0.00
                                                                                      --------------

A.   Interest
  (2)   Aggregate  interest
        a.   Class A-1 Remittance Rate (6.84%)                                              6.84000%
                                                                                      --------------
        b.   Class A-1 Interest                                                           554,661.28               4.00477458
                                                                                      --------------           --------------
        c.   Class A-2 Remittance Rate (7.19%)                                                 7.19%
                                                                                      --------------
        d.   Class A-2 Interest                                                           239,666.67               5.99166675
                                                                                      --------------           --------------
        e.   Class A-3 Remittance Rate (7.30%)                                                 7.30%
                                                                                      --------------
        f.   Class A-3 Interest                                                           793,875.00               6.08333333
                                                                                      --------------           --------------
        g.   Class A-4 Remittance Rate (7.62%)                                                 7.62%
                                                                                      --------------
        h.   Class A-4 Interest                                                           793,750.00               6.35000000
                                                                                      --------------           --------------
        i.   Class A-5 Remittance Rate (8.06%)                                                 8.06%
                                                                                      --------------
        j.   Class A-5 Interest                                                         2,102,316.67               6.71666668
                                                                                      --------------           --------------

  (3)   Amount applied to:
        a.   Unpaid Class A Interest Shortfall                                                  0.00                        0
                                                                                      --------------           --------------

  (4)   Remaining:
        a.   Unpaid Class A Interest Shortfall                                                  0.00                        0
                                                                                      --------------           --------------

B.   Principal
  (5)   Formula Principal Distribution  Amount                                          5,023,463.11                      N/A
                                                                                      --------------           --------------
        a.   Scheduled Principal                                                          785,346.48                      N/A
                                                                                      --------------           --------------
        b.   Principal Prepayments                                                      4,195,608.85                      N/A
                                                                                      --------------           --------------
        c.   Liquidated Contracts                                                         691,939.57                      N/A
                                                                                      --------------           --------------
        d.   Repurchases                                                                        0.00                      N/A
                                                                                      --------------           --------------
        e.   Current Month Advanced Principal                                           1,092,649.18                      N/A
                                                                                      --------------           --------------
        f.   Prior Month Advanced Principal                                           (1,742,080.97)                      N/A
                                                                                      --------------           --------------
        g.   Additional Principal Distribution ($4,500,000.00 cap)                             0.00
                                                                                      --------------

  (6)   Pool Scheduled Principal Balance                                              859,378,183.35
                                                                                      --------------
 (6b)   Adjusted Pool Principal Balance                                               858,285,534.17             968.17319139
                                                                                      --------------            -------------
 (6c)   Pool Factor                                                                       0.96817319
                                                                                      --------------
 (6d)   Net Certificate Principal Balance                                             840,285,534.17
                                                                                      --------------
 (6e)   Overcollateralization Amount                                                   18,000,000.00
                                                                                      --------------
 (6f)   Prefunded Amount                                                                        0.00
                                                                                      --------------

                                                                   SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Sep-00
                      CUSIP NO.#20847Q-BK3, BL1, BM9, BN7, BP2, BQ0, BR8,BS6,BT4
                                                        TRUST ACCOUNT #3338029-0
                                                      REMITTANCE DATE 10/02/2000
                                     Page 2


  (7)   Unpaid Class A Principal Shortfall
        if any) following prior Remittance Date                                                 0.00
                                                                                      --------------

  (8)   Class A Percentage for such Remittance Date                                           93.08%
                                                                                      --------------

  (9)   Class A Percentage for the following  Remittance Date                                 93.04%
                                                                                      --------------

 (10)   Class A  Principal Distribution:
        a.   Class A-1                                                                  5,023,463.11              36.27049177
                                                                                      --------------           --------------
        b.   Class A-2                                                                          0.00               0.00000000
                                                                                      --------------           --------------
        c.   Class A-3                                                                          0.00               0.00000000
                                                                                      --------------           --------------
        d.   Class A-4                                                                          0.00               0.00000000
                                                                                      --------------           --------------
        e.   Class A-5                                                                          0.00               0.00000000
                                                                                      --------------           --------------

 (11)   Class A-1 Principal Balance                                                    92,285,534.17             666.32154635
                                                                                      --------------           --------------
(11a)   Class A-1 Pool Factor                                                             0.66632155
                                                                                      --------------

 (12)   Class A-2 Principal Balance                                                    40,000,000.00             1000.0000000
                                                                                      --------------           --------------
(12a)   Class A-2 Pool Factor                                                             1.00000000
                                                                                      --------------

 (13)   Class A-3 Principal Balance                                                   130,500,000.00             1000.0000000
                                                                                      --------------           --------------
(13a)   Class A-3 Pool Factor                                                             1.00000000
                                                                                      --------------

 (14)   Class A-4 Principal Balance                                                   125,000,000.00             1000.0000000
                                                                                      --------------           --------------
(14a)   Class A-4 Pool Factor                                                             1.00000000
                                                                                      --------------

 (15)   Class A-5 Principal Balance                                                   313,000,000.00             1000.0000000
                                                                                      --------------           --------------
(15a)   Class A-5 Pool Factor                                                             1.00000000
                                                                                      --------------

 (16)   Unpaid Class A Principal Shortfall
        (if any)following current Remittance Date                                               0.00
                                                                                      --------------


C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

 (17)   31-59 days                                                                     13,946,985.34                      367
                                                                                      --------------           --------------

 (18)   60 days or more                                                                21,083,717.48                      494
                                                                                      --------------           --------------

 (19)   Current Month Repossessions                                                     2,872,982.19                       78
                                                                                      --------------           --------------

 (20)   Repossession Inventory                                                          6,170,814.66                      169
                                                                                      --------------           --------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                                                                   SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Sep-00
                      CUSIP NO.#20847Q-BK3, BL1, BM9, BN7, BP2, BQ0, BR8,BS6,BT4
                                                        TRUST ACCOUNT #3338029-0
                                                      REMITTANCE DATE 10/02/2000
                                     Page 3


Class M-1, M-2 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in April, 2004.)

 (21)   Average Sixty - Day Delinquency Ratio Test

        (a)  Sixty - Day Delinquency Ratio for current Remittance Date                         3.17%
                                                                                      --------------
        (b)  Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed 5.0%)                                                              2.56%
                                                                                      --------------

 (22)   Average Thirty - Day Delinquency Ratio

        (a)  Thirty - Day Delinquency Ratio for current Remittance Date                        4.79%
                                                                                      --------------
        (b)  Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed N/A% (no test))                                                    4.05%
                                                                                      --------------

 (23)   Cumulative Realized Losses Test

        (a)  Cumulative Realized Losses for  current Remittance Date
             (as a percentage of Cut-off Date Pool Principal Balance:
             may not exceed 5.5% from April 1, 2004 to March 29, 2005;
             7.0% from April 1, 2005 to March 31, 2006; 9.0% from April 1,
             2006, to March 31, 2007 and 10.5% thereafter)                                      0.07
                                                                                      --------------

 (24)   Current Realized Losses Test

        (a)  Current Realized Losses for current Remittance Date                          341,265.95
                                                                                      --------------
        (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
             Remittance and for current Remittance Date;
             may not exceed 2.75%)                                                             0.26%
                                                                                      --------------

 (25)   Class M-1 Principal Balance Test

        (a)  The sum of Class M Principal Balance and Class B Principal
             Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
             Date is greater than 24.375%                                                     16.50%
                                                                                      --------------

 (26)   Class M-2 Principal Balance Test

        (a)  The sum of Class M-2 Principal Balance and Class B Principal
             Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
             Date is greater than 18.75%                                                      11.18%
                                                                                      --------------

 (27)   Class B Principal Balance Test

        (a)  Class B Principal Balance (before any distributions on current
             Remittance Date) as of such Remittance date is greater than
             $14,000,000.00                                                            58,500,000.00
                                                                                      --------------
        (b)  Class B Principal Balance (before distributions on current
             Remittance Date) divided by pool Scheduled Principal Balance
             as of preceding Remittance Date is equal to or greater than 12%.                  6.92%
                                                                                      --------------

                                                                   SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Sep-00
                      CUSIP NO.#20847Q-BK3, BL1, BM9, BN7, BP2, BQ0, BR8,BS6,BT4
                                                        TRUST ACCOUNT #3338029-0
                                                      REMITTANCE DATE 10/02/2000
                                     Page 4

                                                                                         Total $                 Per $1,000
                                                                                          Amount                  Original
                                                                                      --------------           --------------

CLASS M-1 CERTIFICATES
----------------------

 (28)   Amount available( including Monthly Servicing Fee)                              2,617,828.51
                                                                                      --------------
A.   Interest
 (29)   Aggregate  interest

        (a)  Class M-1 Remittance Rate 8.30%, unless the
             Weighted Average Contract Rate is less than 8.30%)                                8.30%
                                                                                      --------------
        (b)  Class M-1 Interest                                                           311,250.00               6.91666667
                                                                                      --------------           --------------
        (c)  Interest on Class M-1 Adjusted Principal Balance                                   0.00
                                                                                      --------------

 (30)   Amount applied to Class M-1 Interest Deficiency Amount                                  0.00
                                                                                      --------------

 (31)   Remaining unpaid Class M-1 Interest Deficiency Amount                                   0.00
                                                                                      --------------

 (32)   Amount applied to:
        a.   Unpaid Class M-1 Interest Shortfall                                                0.00                        0
                                                                                      --------------           --------------

 (33)   Remaining:
        a.   Unpaid Class M-1 Interest Shortfall                                                0.00                        0
                                                                                      --------------           --------------

B.   Principal
 (34)   Formula Principal Distribution  Amount                                                  0.00                      N/A
                                                                                      --------------           --------------
        a.   Scheduled Principal                                                                0.00                      N/A
                                                                                      --------------           --------------
        b.   Principal Prepayments                                                              0.00                      N/A
                                                                                      --------------           --------------
        c.   Liquidated Contracts                                                               0.00                      N/A
                                                                                      --------------           --------------
        d.   Repurchases                                                                        0.00                      N/A
                                                                                      --------------           --------------

 (35)   Class M-1 Principal Balance                                                    45,000,000.00            1000.00000000
                                                                                      --------------           --------------
(35a)   Class M-1 Pool Factor                                                             1.00000000
                                                                                      --------------

 (36)   Class M-1 Percentage for such Remittance Date                                          0.00%
                                                                                      --------------

 (37)   Class M-1  Principal Distribution:
        a.   Class M-1 (current)                                                                0.00               0.00000000
                                                                                      --------------           --------------
        b.   Unpaid Class M-1 Principal Shortfall
             (if any) following prior Remittance Date                                           0.00
                                                                                      --------------

 (38)   Unpaid Class M-1 Principal Shortfall
        (if any) following current Remittance Date                                              0.00
                                                                                      --------------

 (39)   Class M-1 Percentage for the following Remittance Date                                 0.00%
                                                                                      --------------

 (40)   Class M-1 Liquidation Loss Interest
        (a)  Class M-1 Liquidation Loss Amount                                                  0.00
                                                                                      --------------
        (b)  Amount applied to Class M-1
             Liquidation Loss Interest Amount                                                   0.00
                                                                                      --------------
        (c)  Remaining Class M-1 Liquidation Loss
             Interest Amount                                                                    0.00
                                                                                      --------------
        (d)  Amount applied to Unpaid Class M-1
             Loss Interest Shortfall                                                            0.00
                                                                                      --------------
        (e)  Remaining Unpaid Class M-1
             Liquidation Loss Interest Shortfalls                                               0.00
                                                                                      --------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                   SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Sep-00
                      CUSIP NO.#20847Q-BK3, BL1, BM9, BN7, BP2, BQ0, BR8,BS6,BT4
                                                        TRUST ACCOUNT #3338029-0
                                                      REMITTANCE DATE 10/02/2000
                                     Page 5

                                                                                         Total $                 Per $1,000
                                                                                          Amount                  Original
                                                                                      --------------           --------------

CLASS M-2 CERTIFICATES
--------------------------------------

 (41)   Amount available( including Monthly Servicing Fee)                              2,306,578.51
                                                                                      --------------
A.   Interest
 (42)   Aggregate  interest

        (a)  Class M-2 Remittance Rate9.08%, unless the
             Weighted Average Contract Rate is less than 9.08%)                                9.08%
                                                                                      --------------
        (b)  Class M-2 Interest                                                           272,400.00               7.56666667
                                                                                      --------------           --------------
        (c)  Interest on Class M-2 Adjusted Principal Balance                                   0.00
                                                                                      --------------

 (43)   Amount applied to Class M-2 Interest Deficiency Amount                                  0.00
                                                                                      --------------

 (44)   Remaining unpaid Class M-2 Interest Deficiency Amount                                   0.00
                                                                                      --------------

 (45)   Amount applied to:
        a.   Unpaid Class M-2 Interest Shortfall                                                0.00                        0
                                                                                      --------------           --------------

 (46)   Remaining:
        a.   Unpaid Class M-2 Interest Shortfall                                                0.00                        0
                                                                                      --------------           --------------

B.   Principal
 (47)   Formula Principal Distribution  Amount                                                  0.00                      N/A
                                                                                      --------------           --------------
        a.   Scheduled Principal                                                                0.00                      N/A
                                                                                      --------------           --------------
        b.   Principal Prepayments                                                              0.00                      N/A
                                                                                      --------------           --------------
        c.   Liquidated Contracts                                                               0.00                      N/A
                                                                                      --------------           --------------
        d.   Repurchases                                                                        0.00                      N/A
                                                                                      --------------           --------------

 (48)   Class M-2 Principal Balance                                                    36,000,000.00            1000.00000000
                                                                                      --------------           --------------
(48a)   Class M-2 Pool Factor                                                             1.00000000
                                                                                      --------------

 (49)   Class M-2 Percentage for such Remittance Date                                          0.00%
                                                                                      --------------

 (50)   Class M-2  Principal Distribution:
        a.   Class M-2 (current)                                                                0.00               0.00000000
                                                                                      --------------           --------------
        b.   Unpaid Class M-2 Principal Shortfall
             (if any) following prior Remittance Date                                           0.00
                                                                                      --------------

 (51)   Unpaid Class M-2 Principal Shortfall
        (if any) following current Remittance Date                                              0.00
                                                                                      --------------

 (52)   Class M-2 Percentage for the following Remittance Date                                 0.00%
                                                                                      --------------

 (53)   Class M-2 Liquidation Loss Interest
        (a)  Class M-2 Liquidation Loss Amount                                                  0.00
                                                                                      --------------
        (b)  Amount applied to Class M-2
             Liquidation Loss Interest Amount                                                   0.00
                                                                                      --------------
        (c)  Remaining Class M-2 Liquidation Loss
             Interest Amount                                                                    0.00
                                                                                      --------------
        (d)  Amount applied to Unpaid Class M-2
             Loss Interest Shortfall                                                            0.00
                                                                                      --------------
        (e)  Remaining Unpaid Class M-2
             Liquidation Loss Interest Shortfalls                                               0.00
                                                                                      --------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                   SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Sep-00
                      CUSIP NO.#20847Q-BK3, BL1, BM9, BN7, BP2, BQ0, BR8,BS6,BT4
                                                      REMITTANCE DATE 10/02/2000
                                     Page 6

                                                                                         Total $                 Per $1,000
                                                                                          Amount                  Original
                                                                                      --------------           --------------

CLASS BI CERTIFICATES
---------------------

  (1)   Amount Available less the Class A
        Distribution Amount and Class M-1 Distribution
        Amount (including Monthly Servicing Fee)                                        2,034,178.51
                                                                                      --------------

  (3)   Class B-1 Remittance Rate (8.80%
        unless Weighted Average Contract Rate
        is below 8.80%)                                                                        8.80%
                                                                                      --------------
  (3)   Aggregate Class B1 Interest                                                       198,000.00               7.33333333
                                                                                      --------------           --------------

  (4)   Amount applied to Unpaid
        Class B1 Interest Shortfall                                                             0.00                     0.00
                                                                                      --------------           --------------

  (5)   Remaining Unpaid Class B1
        Interest Shortfall                                                                      0.00                     0.00
                                                                                      --------------           --------------

  (6)   Amount applied to Class B-1
        Interest Deficiency Amount                                                              0.00
                                                                                      --------------

  (7)   Remaining Unpaid Class B-1
        Interest Deficiency Amount                                                              0.00
                                                                                      --------------

  (8)   Unpaid Class B-1 Principal Shortfall
        (if any) following prior Remittance Date                                                0.00
                                                                                      --------------
 (8a)   Class B Percentage for such Remittance Date                                             0.00
                                                                                      --------------

  (9)   Current Principal (Class B Percentage of Formula Principal
        Distribution Amount)                                                                    0.00               0.00000000
                                                                                      --------------           --------------

(10a)   Class B1 Principal Shortfall                                                            0.00
                                                                                      --------------
(10b)   Unpaid Class B1 Principal Shortfall                                                     0.00
                                                                                      --------------

 (11)   Class B Principal Balance                                                      58,500,000.00
                                                                                      --------------

 (12)   Class B1 Principal Balance                                                     27,000,000.00
                                                                                      --------------
(12a)   Class B1 Pool Factor                                                              1.00000000
                                                                                      --------------

 (13)   Class B-1 Liquidation Loss Interest
        (a)  Class B-1 Liquidation Loss Amount                                                  0.00
                                                                                      --------------
        (b)  Amount Applied to Class B-1 Liquidation Loss Interest Amount                       0.00
                                                                                      --------------
        (c)  Remaining Class B-1 Liquidation Loss Interest Amount                               0.00
                                                                                      --------------
        (d)  Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall             0.00
                                                                                      --------------
        (e)  Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                     0.00
                                                                                      --------------

                                                                   SERIES 2000-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Sep-00
                      CUSIP NO.#20847Q-BK3, BL1, BM9, BN7, BP2, BQ0, BR8,BS6,BT4
                                                      REMITTANCE DATE 10/02/2000
                                     Page 7

                                                                                         Total $                 Per $1,000
                                                                                          Amount                  Original
                                                                                      --------------           --------------

CLASS B2 CERTIFICATES
---------------------

 (14)   Remaining Amount Available                                                      1,836,178.51
                                                                                      --------------

 (15)   Class B-2 Remittance Rate ( 8.80%
        unless Weighted Average Contract
        Rate is less than 8.80%)                                                               8.80%
                                                                                      --------------

 (16)   Aggregate Class B2 Interest                                                       231,000.00               7.33333333
                                                                                      --------------           --------------

 (17)   Amount applied to Unpaid
        Class B2 Interest Shortfall                                                             0.00                     0.00
                                                                                      --------------           --------------

 (18)   Remaining Unpaid Class B2
        Interest Shortfall                                                                      0.00                     0.00
                                                                                      --------------           --------------

 (19)   Unpaid Class B2 Principal Shortfall
        (if any) following prior Remittance Date                                                0.00
                                                                                      --------------

 (20)   Class B2 Principal Liquidation Loss Amount                                              0.00
                                                                                      --------------

 (21)   Class B2 Principal (zero until class B1
        paid down: thereafter, Class B Percentage
        of formula Principal Distribution Amount)                                               0.00               0.00000000
                                                                                      --------------           --------------

 (22)   Guarantee Payment                                                                       0.00
                                                                                      --------------

 (23)   Class B2 Principal Balance                                                     31,500,000.00
                                                                                      --------------
(23a)   Class B2 Pool Factor                                                              1.00000000
                                                                                      --------------

 (24)   Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
        Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
        Amount, Class M-1 Distribution Amount, Class B-1 Distribution
        Amount and Class B-2  Distribution Amount, if the Company or
        Green Tree Financial Servicing Corp. is the Servicer)                             360,437.95
                                                                                      --------------

 (25)   Class B-3I Guarantee Fee                                                        1,244,740.56
                                                                                      --------------

 (26)   Class B-3I Distribution Amount                                                          0.00
                                                                                      --------------

 (27)   Class B-3I Formula Distribution Amount (all Excess
        Interest plus Unpaid Class B-3I Shortfall)                                              0.00
                                                                                      --------------

 (28)   Class B-3I Distribution Amount (remaining Amount Available)                             0.00
                                                                                      --------------

 (29)   Class B-3I Shortfall (26-27)                                                      702,856.41
                                                                                      --------------

 (30)   Unpaid Class B-3I Shortfall                                                     6,287,559.91
                                                                                      --------------

 (31)   Class M-1 Interest Deficiency on such Remittance Date                                   0.00
                                                                                      --------------

 (32)   Class B-1 Interest Deficiency on such Remittance Date                                   0.00
                                                                                      --------------

 (33)   Repossessed Contracts                                                           2,872,982.19
                                                                                      --------------

 (34)   Repossessed Contracts Remaining in Inventory                                    6,170,814.66
                                                                                      --------------

 (35)   Weighted Average Contract Rate                                                      11.06823
                                                                                      --------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.